EXHIBIT 10.22

FIRST AMENDMENT TO THE

$1,347,870.00 PROMISSORY NOTE MODIFICATION

AND EXTENSION AGREEMENT DATED FEBRUARY 13, 2006

This First Amendment to the $1,347,870.000 Promissory Note Modification and Extension Agreement dated February 13, 2006 (the “Amendment”) is made and entered into as of February 13, 2007, by and between Robert O. Baratta (the “Lender”) and Ecosphere Technologies, Inc. f/k/a UltraStrip Systems, Inc., a Florida corporation (the “Borrower”).

RECITALS

WHEREAS, the Borrower executed and delivered to the Lender that certain Promissory Note Modification and Extension Agreement dated February 13, 2006, effective as of August 1,2005, in the principal amount of $1,347,870.00 (the “Note”); and

WHEREAS, the Note matured on February 13, 2007, and Borrower is unable to satisfy the Note, and Borrower desires to extend the maturity date of the Note; and

WHEREAS, on the date of maturity, Borrower owed Lender the principal sum of $1,347,870.00 plus accrued interest from November 13, 2006 through February 22, 2007 in the amount of $38,683.99; and

WHEREAS, sometime after February 13, 2006, UltraStrip Systems, Inc. changed its corporate name to Ecosphere Technologies, Inc.; and

WHEREAS, the parties are desirous of amending the Note to extend the maturity date under certain terms and conditions;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and the sum of Ten Dollars ($10.00) and other good and valuable consideration made by each of the parties to the other, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

AMENDED TERMS

1.

Each of the statements contained in the foregoing recitals is true and correct and is incorporated herein by reference.

2.

As a condition precedent to induce the Lender to extend the maturity date of the Note, and contemporaneously with the execution of this Amendment, Borrower agrees to pay to Lender the following:

(a)

$38,683.99 representing all accrued interest from November 13, 2006 through February 22, 2007; and

(b)

an extension fee in the amount of $50,000.00; and

(c)

a principal reduction in the amount of $50,000.00;

and

(d)

attorneys fees in the amount of $1,500.00, said sum made payable to

David A. Carter, P.A.

3.

Conditioned upon the payment of all amounts and completion of all conditions precedent referenced in paragraph no. 2 above, the Note is hereby amended to extend the maturity date for one hundred and fifty (150) days from February 13, 2007, to July 13, 2007.

4.

The Note shall be amended in accordance with the terms and conditions set forth in that certain Term Sheet dated February 16, 2007, between Lender and Borrower, a copy of which is attached hereto, and incorporated herein by reference.

5.

Except as herein amended, all the terms and conditions of the Note are hereby ratified, affirmed and approved in all respects and shall remain in full force and effect.

6.

In the event that the terms and conditions of this Amendment conflict with the terms and conditions of the Note, then the terms and conditions contained in this Amendment shall control.

7.

Borrower hereby acknowledges, represents and confirms to the Lender that (a) Borrower waives and releases any and all defenses (including, without limitation, the defense of usury), claims, counterclaims, cross actions, equities and right of recission, setoff, abatement and diminution with respect to the Note, the Loan Agreement or any other agreement or document executed in connection with the Note (collectively, the “Loan Documents”), or the enforcement of Lender’s rights thereunder; (b) the Loan Documents are valid, binding and free from any defect of any nature whatsoever, and are enforceable against Borrower in accordance with their respective terms; (c) no payments of interest or any other charges have been made to the Lender which would result in the computation of interest in excess of the maximum legal rate of interest permitted under the laws applicable thereto; (d) no waiver or modification of any provision of the Loan Documents shall be valid or enforceable against the Lender or Borrower unless in writing and signed by a duly authorized representative of the Borrower or Lender as the case may be. By entering into this Amendment, Borrower acknowledges and agrees that all prior discussions, representations, commitments and undertakings with respect hereto shall be deemed to have merged into the Loan Documents, and the Loan Documents shall hereafter constitute the sole statement of agreement between the parties hereto.

8.

This Amendment is effective as of February 13, 2007.

9.

WAIVER OF TRIAL BY JURY: BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first hereinabove stated.

BORROWER:
ECOSPHERE TECHNOLOGIES, INC.
f/k/a/ ULTRASTRIP SYSTEMS, INC.

By:	/s/ JAMES C. RUSHING III
Its:	Chief Financial Officer

LENDER:

/s/ ROBERT O. BARATTA
Robert O. Baratta